UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) January 28, 2009
   AUTONATION, INC.
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-13107	73-1105145

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 S.E. 6th Street
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)
Registrant’s Telephone Number, Including Area Code (954) 769-6000

(Former Name Or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On January 28, 2009, the board of directors (the “Board”) of AutoNation, Inc. (the “Company”) authorized and approved letter agreements with certain automotive manufacturers in order to, among other things, eliminate any potential adverse consequences under such manufacturers’ framework agreements with the Company in the event that ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (together, “ESL”) acquires fifty percent (50%) or more of the Company’s Common Stock (the “Common Stock”). The letter agreements with American Honda Motor Co., Inc. (“Honda”) and Toyota Motor Sales, U.S.A., Inc (“Toyota”) (such agreements, the “Honda Agreement” and the “Toyota Agreement,” respectively), which were entered into on January 28, 2009, also contain governance-related and other provisions as described below. Also a party to both the Honda and Toyota Agreements is ESL, the Company’s largest shareholder. ESL currently owns approximately forty-five percent (45%) of the Common Stock.
Under the terms of the Honda Agreement, Honda has agreed not to assert its right to purchase the Company’s Honda and Acura franchises and/or similar remedies under the manufacturer framework agreement between Honda and the Company in the event that ESL acquires fifty percent (50%) or more of the Common Stock. If ESL acquires more than fifty percent (50%) of the Common Stock, ESL has agreed to vote all shares in excess of fifty percent (50%) in the same proportion as all non-ESL-owned shares are voted. In addition, the Company has agreed to ensure that a majority of the Company’s Board is independent of both the Company and ESL under existing New York Stock Exchange (“NYSE”) listing standards. Furthermore, the Honda Agreement provides that Honda’s consent does not apply to a “going private” transaction under Rule 13e-3 of the Securities Exchange Act of 1934. The terms and conditions of the Honda Agreement will only apply at such time and for so long as ESL owns more than fifty percent (50%) of the Common Stock.
Under the terms of the Toyota Agreement, Toyota has agreed not to assert its right to purchase the Company’s Toyota and Lexus franchises and/or similar remedies under the manufacturer framework agreement between Toyota and the Company in the event that ESL acquires fifty percent (50%) or more of the Common Stock. If ESL acquires more than fifty percent (50%) of the Common Stock, ESL has agreed to vote all shares in excess of fifty percent (50%) in the same proportion as all non-ESL-owned shares are voted. Furthermore, the Company has agreed that a majority of the Company’s Board will be independent from both the Company and from ESL under existing NYSE listing standards. The Company has also agreed not to merge, consolidate or combine with any entity owned or controlled by ESL unless Toyota consents thereto. In addition, the Toyota Agreement provides that in the event that the Company appoints a Chief Operating Officer who, in the good faith judgment of the Board, does not have sufficient breadth and depth of experience, a relevant, successful automotive track record and extensive successful automotive experience, ESL shall be required to divest its shares in excess of fifty percent (50%) within nine (9) months or its voting interest will be limited to twenty-five percent (25%), and if ESL does not divest such shares within eighteen (18) months, it will lose all voting rights until it divests such shares. The terms and conditions of the Toyota Agreement will only apply at such time and for so long as ESL owns more than fifty percent (50%) of the Common Stock and will terminate on December 31, 2009 with respect to future stock acquisitions by ESL, provided that ESL may seek successive annual one-year extensions, and Toyota shall not unreasonably withhold or delay its consent thereto.

In addition, on January 28, 2009, the Board authorized and approved a separate letter agreement between the Company and ESL (the “ESL Agreement”) in which ESL has agreed to vote shares of the Common Stock owned by ESL in excess of forty-five percent (45%) in the same proportion as all non-ESL-owned shares are voted. The ESL Agreement expires on January 28, 2010, unless extended by mutual agreement of the parties.
The foregoing summaries of the Honda, Toyota and ESL Agreements do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are included as Exhibits 10.1 to 10.3 to this Form 8-K and are incorporated by reference herein.
The Company has also entered into separate letter agreements with each of Chrysler LLC, Ford Motor Company, General Motors Corporation and Mercedes Benz USA, LLC that eliminate any potential adverse consequences under such manufacturers’ framework agreements with the Company in the event that ESL acquires fifty percent (50%) or more of the Common Stock. ESL is not a party to any of these agreements.
As described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, some of the Company’s manufacturer framework agreements give the manufacturer the right to acquire, or the right to compel the Company to sell, the automotive stores franchised by that manufacturer in the event of a change in control of the Company, which generally includes certain material changes in the composition of the Company’s Board during a specified time period, the acquisition of twenty percent (20%) or more of the Company’s voting stock by another vehicle manufacturer or distributor or the acquisition of fifty percent (50%) or more of the Company’s voting stock by a person, entity or group not affiliated with a vehicle manufacturer or distributor or other extraordinary corporate transactions such as a merger or sale of the Company’s assets. None of the aforementioned letter agreements modify, or provide consent to or waiver of, such provisions other than the acquisition by ESL of over fifty percent (50%) of the Common Stock.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits

10.1	Letter Agreement, dated January 28, 2009, between AutoNation, Inc., American Honda Motor Co., Inc. and ESL Investments, Inc.

10.2	Letter Agreement, dated January 28, 2009, between AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc. and ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.

10.3	Letter Agreement, dated January 28, 2009, between AutoNation, Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.
By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

Dated: January 29, 2009

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description
10.1	Letter Agreement, dated January 28, 2009, between AutoNation, Inc., American Honda Motor Co., Inc. and ESL Investments, Inc.

10.2	Letter Agreement, dated January 28, 2009, between AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc. and ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.

10.3	Letter Agreement, dated January 28, 2009, between AutoNation, Inc., ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.

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